EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	December 31, 2014		September 30, 2014		December 31, 2013
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$27,221	$26,676	$27,237	$26,416	$47,382	$45,877
Obligations of states and political subdivisions:
Tax-exempt	120,086	124,839	123,336	128,292	127,748	128,426
Taxable	33,637	33,878	34,136	34,203	35,154	34,471
Mortgage-backed securities	82,479	83,903	74,278	75,513	84,849	86,208
Collateralized mortgage obligations, Issued by U.S. Government agencies	239,620	238,823	236,940	234,816	182,372	178,092
Other collateralized debt obligations	34	34	660	660	660	660
Total debt securities	503,077	508,153	496,587	499,900	478,165	473,734
Marketable equity securities	5,605	8,654	5,605	8,353	6,038	8,924
Total	$508,682	$516,807	$502,192	$508,253	$484,203	$482,658

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2014	2014	2013
Residential mortgage:
Residential mortgage loans - first liens	$291,882	$290,943	$299,831
Residential mortgage loans - junior liens	21,166	21,843	23,040
Home equity lines of credit	36,629	35,975	34,530
1-4 Family residential construction	16,739	16,895	13,909
Total residential mortgage	366,416	365,656	371,310
Commercial:
Commercial loans secured by real estate	145,878	144,410	147,215
Commercial and industrial	50,157	50,615	42,387
Political subdivisions	17,534	14,823	16,291
Commercial construction and land	6,938	9,069	17,003
Loans secured by farmland	7,916	8,542	10,468
Multi-family (5 or more) residential	8,917	9,092	10,985
Agricultural loans	3,221	3,284	3,251
Other commercial loans	13,334	13,620	14,631
Total commercial	253,895	253,455	262,231
Consumer	10,234	10,298	10,762
Total	630,545	629,409	644,303
Less: allowance for loan losses	(7,336)	(7,449)	(8,663)
Loans, net	$623,209	$621,960	$635,640

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2014	2014	2013
Residential mortgage loans originated and serviced - outstanding balance	$152,505	$151,113	$146,008
Less: outstanding balance of loans sold	(152,505)	(150,695)	(145,954)
Loans held for sale, net	$0	$418	$54

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2014	2014	2014	2013
Balance, beginning of period	$7,449	$7,267	$8,663	$6,857
Charge-offs	(258)	(61)	(2,139)	(671)
Recoveries	22	25	336	430
Net charge-offs	(236)	(36)	(1,803)	(241)
Provision for loan losses	123	218	476	2,047
Balance, end of period	$7,336	$7,449	$7,336	$8,663

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	Dec 31,	Sept. 30,	Dec 31,
	2014	2014	2013
Impaired loans with a valuation allowance	$3,241	$4,059	$9,889
Impaired loans without a valuation allowance	9,075	10,035	6,432
Total impaired loans	$12,316	$14,094	$16,321

Total loans past due 30-89 days and still accruing	$7,121	$5,458	$8,305

Nonperforming assets:
Total nonaccrual loans	$12,610	$13,722	$14,934
Total loans past due 90 days or more and still accruing	2,843	2,602	3,131
Total nonperforming loans	15,453	16,324	18,065
Foreclosed assets held for sale (real estate)	1,189	1,888	892
Total nonperforming assets	$16,642	$18,212	$18,957

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,807	$1,834	$3,267
Nonperforming	5,388	6,172	908
Total TDRs	$7,195	$8,006	$4,175

Total nonperforming loans as a % of loans	2.45%	2.59%	2.80%
Total nonperforming assets as a % of assets	1.34%	1.45%	1.53%
Allowance for loan losses as a % of total loans	1.16%	1.18%	1.34%
Allowance for loan losses as a % of nonperforming loans	47.47%	45.63%	47.95%

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2014	Return/	9/30/2014	Return/	12/31/2013	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$383,802	2.10%	$381,833	2.16%	$349,203	2.11%
Tax-exempt	121,735	5.22%	123,949	5.22%	129,192	5.36%
Total available-for-sale securities	505,537	2.85%	505,782	2.91%	478,395	2.99%
Interest-bearing due from banks	31,655	0.39%	35,133	0.37%	27,201	0.42%
Federal funds sold	0	0.00%	0	0.00%	0	0.00%
Loans held for sale	151	7.88%	263	7.54%	480	5.79%
Loans receivable:
Taxable	587,675	5.40%	587,799	5.43%	605,234	5.56%
Tax-exempt	39,909	5.28%	38,537	5.48%	37,466	5.78%
Total loans receivable	627,584	5.40%	626,336	5.43%	642,700	5.58%
Total Earning Assets	1,164,927	4.16%	1,167,514	4.19%	1,148,776	4.38%
Cash	16,310		17,361		16,661
Unrealized gain/loss on securities	8,222		7,810		3,937
Allowance for loan losses	(7,476)		(7,332)		(7,201)
Bank premises and equipment	16,415		16,581		17,673
Intangible Asset - Core Deposit Intangible	58		64		95
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,442		40,201		41,898
Total Assets	$1,248,840		$1,254,141		$1,233,781

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$190,681	0.11%	$186,034	0.12%	$185,502	0.12%
Money market	198,999	0.14%	202,536	0.14%	200,346	0.14%
Savings	122,955	0.10%	123,447	0.10%	117,975	0.10%
Certificates of deposit	128,750	0.73%	137,136	0.76%	139,601	0.92%
Individual Retirement Accounts	116,672	0.40%	120,079	0.40%	125,166	0.39%
Other time deposits	677	0.59%	1,525	0.00%	682	0.00%
Total interest-bearing deposits	758,734	0.27%	770,757	0.28%	769,272	0.31%
Borrowed funds:
Short-term	6,886	0.12%	5,325	0.07%	7,784	0.15%
Long-term	73,092	4.03%	73,162	4.03%	73,369	4.03%
Total borrowed funds	79,978	3.69%	78,487	3.76%	81,153	3.66%
Total Interest-bearing Liabilities	838,712	0.59%	849,244	0.60%	850,425	0.63%
Demand deposits	213,230		208,773		191,509
Other liabilities	9,144		10,975		10,082
Total Liabilities	1,061,086		1,068,992		1,052,016
Stockholders' equity, excluding other comprehensive income/loss	182,336		180,042		179,356
Other comprehensive income/loss	5,418		5,107		2,409
Total Stockholders' Equity	187,754		185,149		181,765
Total Liabilities and Stockholders' Equity	$1,248,840		$1,254,141		$1,233,781
Interest Rate Spread		3.57%		3.59%		3.75%
Net Interest Income/Earning Assets		3.73%		3.75%		3.91%

Total Deposits (Interest-bearing and Demand)	$971,964		$979,530		$960,781

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the

Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2014	Return/	12/31/2013	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$371,125	2.16%	$330,980	2.15%
Tax-exempt	123,809	5.31%	130,584	5.59%
Total available-for-sale securities	494,934	2.95%	461,564	3.12%
Interest-bearing due from banks	32,510	0.39%	26,159	0.40%
Federal funds sold	0	0.00%	4	0.00%
Loans held for sale	204	7.84%	1,118	4.83%
Loans receivable:
Taxable	589,120	5.45%	620,412	5.72%
Tax-exempt	38,633	5.54%	36,083	5.83%
Total loans receivable	627,753	5.46%	656,495	5.73%
Total Earning Assets	1,155,401	4.24%	1,145,340	4.55%
Cash	16,865		16,854
Unrealized gain/loss on securities	6,350		8,875
Allowance for loan losses	(7,992)		(7,204)
Bank premises and equipment	16,789		18,154
Intangible Asset - Core Deposit Intangible	70		113
Intangible Asset - Goodwill	11,942		11,942
Other assets	40,472		43,022
Total Assets	$1,239,897		$1,237,096

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$183,874	0.12%	$174,790	0.12%
Money market	198,990	0.14%	203,023	0.14%
Savings	121,685	0.10%	117,055	0.10%
Certificates of deposit	134,732	0.79%	148,598	1.02%
Individual Retirement Accounts	120,016	0.39%	129,255	0.43%
Other time deposits	1,039	0.10%	1,062	0.09%
Total interest-bearing deposits	760,336	0.28%	773,783	0.35%
Borrowed funds:
Short-term	6,744	0.13%	6,422	0.14%
Long-term	73,196	4.03%	75,906	4.02%
Total borrowed funds	79,940	3.70%	82,328	3.72%
Total Interest-bearing Liabilities	840,276	0.61%	856,111	0.67%
Demand deposits	205,082		190,248
Other liabilities	9,070		9,325
Total Liabilities	1,054,428		1,055,684
Stockholders' equity, excluding other comprehensive income/loss	181,271		175,893
Other comprehensive income/loss	4,198		5,519
Total Stockholders' Equity	185,469		181,412
Total Liabilities and Stockholders' Equity	$1,239,897		$1,237,096
Interest Rate Spread		3.63%		3.88%
Net Interest Income/Earning Assets		3.80%		4.05%

Total Deposits (Interest-bearing and Demand)	$965,418		$964,031

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the

Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2014	2014	2013	2014	2013
Service charges on deposit accounts	$1,213	$1,275	$1,421	$5,025	$5,246
Service charges and fees	133	144	153	538	597
Trust and financial management revenue	1,165	1,140	1,065	4,490	4,087
Brokerage revenue	219	213	198	901	784
Insurance commissions, fees and premiums	15	44	34	118	170
Interchange revenue from debit card transactions	485	504	488	1,959	1,941
Net gains from sales of loans	211	141	409	768	1,969
(Decrease) increase in fair value of servicing rights	(62)	(17)	(17)	(27)	67
Increase in cash surrender value of life insurance	98	99	98	376	399
Net gain (loss) from premises and equipment	0	9	(30)	8	(16)
Other operating income	325	335	305	1,264	1,207
Total other operating income, before realized gains on available-for-sale securities, net	$3,802	$3,887	$4,124	$15,420	$16,451

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2014	2014	2013	2014	2013
Salaries and wages	$3,562	$4,348	$3,435	$15,121	$14,206
Pensions and other employee benefits	1,206	1,091	985	4,769	4,150
Occupancy expense, net	626	646	614	2,628	2,473
Furniture and equipment expense	460	461	484	1,859	1,948
FDIC Assessments	156	151	154	600	604
Pennsylvania shares tax	336	336	351	1,350	1,402
Professional fees	272	135	110	699	1,534
Automated teller machine and interchange expense	256	239	218	924	1,020
Software subscriptions	209	184	195	784	836
Other operating expense	1,167	1,445	1,242	5,423	5,298
Total noninterest expense, before loss on prepayment of borrowings	8,250	9,036	7,788	34,157	33,471
Loss on prepayment of borrowings	0	0	0	0	1,023
Total noninterest expense	$8,250	$9,036	$7,788	$34,157	$34,494